                            REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT, is made and entered into as of June 8, 2000 (this "AGREEMENT"), by and among eToys Inc., a Delaware corporation (the "COMPANY"), and eParties Inc., a Delaware corporation (the "STOCKHOLDER").

          WHEREAS, the Company has agreed to acquire, and the Stockholder has agreed to sell, substantially all of the Stockholder's assets pursuant to a Purchase Agreement, dated as of June 6, 2000 (the "Purchase Agreement"), among the Company, the Stockholder and eCompanies Enterprises LLC, a Delaware limited liability company;

          WHEREAS, this Agreement is made pursuant to the Purchase Agreement;

          WHEREAS, the Company has agreed to provide the registration rights set forth in this Agreement; and

          WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

          NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:


Section 1. CERTAIN DEFINITIONS. In this Agreement, the following terms shall have the following respective meanings:

          "CLOSING DATE" means June 9, 2000.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "COMPANY" shall have the meaning ascribed to it in the recitals of this Agreement.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

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          "HOLDER" shall mean a person who owns a Registrable Share, including any transferees of the Registrable Shares from the Stockholder.

          "INDEMNIFIED PARTY" shall have the meaning ascribed to it in Section 5(c).

          "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 5(c).

          "PERSON" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

          "PURCHASE AGREEMENT" shall have the meaning ascribed to it in the recitals to this Agreement.

          "REGISTRABLE SHARES" shall mean 175,000 of the 250,000 shares of common stock of the Company referenced in Section 3.5 of the Purchase Agreement to be issued by the Company to Stockholder in connection with the acquisition of substantially all of the assets of Stockholder pursuant to the Purchase Agreement, except that as to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act,
(c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company, (d) such securities may be sold or transferred in accordance with Rule 144(k) (or any similar provision then in force) under the Securities Act or (e) such securities shall have been acquired by the Company.

          "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws; (c) printing, messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company;
(e) fees and disbursements of all independent public accountants of the Company;
(f) fees and expenses of other Persons reasonably necessary in connection with the Shelf Registration Statement, including any experts, retained by the Company; and (g) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed.

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          "RULE 144" shall mean Rule 144 promulgated by the Commission under the
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

          "SELLING EXPENSES" shall mean all discounts, underwriters fees, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

          "SHELF REGISTRATION EXPIRATION DATE" shall have the meaning ascribed to it in Section 2(a).

          "SHELF REGISTRATION STATEMENT" shall have the meaning ascribed to it in Section 2(a).

          "SUSPENSION RIGHT" shall have the meaning ascribed to it in Section 2(b).

Section 2.    SHELF REGISTRATION.

(a) On or before thirty (30) days after the Signing Date (as such term is defined in the Purchase Agreement), the Company shall prepare and file with the Commission a registration statement on Form S-3 (the "SHELF REGISTRATION STATEMENT") under Rule 415 under the Securities Act relating to the resale by the Holders of all Registrable Shares. The Company shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or before ninety (90) days after the Signing Date, and, in any event, if after the filing of the Shelf Registration Statement, the Company is notified by the Commission that the Commission will not be reviewing the Shelf Registration Statement, the Company agrees to file with the Commission, within three (3) business days of the receipt of such notification, an acceleration request letter (the "ACCELERATION REQUEST LETTER") requesting that the Shelf Registration Statement be declared effective as soon as possible but in no event later than two (2) business days after the date of the Acceleration Request Letter. The Company shall use reasonable efforts to keep the Shelf Registration Statement continuously effective until the date (the "SHELF REGISTRATION EXPIRATION DATE") which is the earliest of (a) the one year anniversary of the date of the Purchase Agreement, and, (b) the date on which all Registrable Shares have been sold pursuant to the Shelf Registration Statement or Rule 144. The Company shall not be required to file and have the Commission declare effective more than one Shelf Registration Statement pursuant to this Section 2(a).

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(b)       Notwithstanding the foregoing, the Company shall have the right (the
"SUSPENSION RIGHT") to defer the filing of the Shelf Registration Statement (or suspend sales under a filed Shelf Registration Statement or defer the updating of a filed Shelf Registration Statement and suspend sales thereunder) until the reason for such deferral or suspension no longer exists but in no event for more than 60 days in any twelve-month period, if the Company shall furnish to the Holders a certificate signed by an executive officer of the Company stating that, in the good faith judgment of the Company, it would materially interfere with any financing, acquisition, corporate reorganization, merger or other transaction involving the Company or any of its subsidiaries or would otherwise be detrimental to the Company and its shareholders to file the Shelf Registration Statement or amendment or supplement thereto at such time (or continue sales under a filed Shelf Registration Statement) and therefore the Company has elected to defer the filing of the Shelf Registration Statement (or suspend sales under a filed Shelf Registration Statement). Prior to delivery of such certificate, Steve Schoch, or any successor Chief Financial Officer, shall consult with the Stockholder as to the possible implementation of the Suspension Right. The receipt of such certificate and the information contained therein shall be kept confidential by such Holders unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

Section 3.   REGISTRATION PROCEDURES.

(a) The Company shall promptly notify each Holder of Registrable Shares of the occurrence of the following events: (i) when the Shelf Registration Statement or a post-effective amendment thereto has been filed with the Commission and has become effective; (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement;
(iii) the suspension by the Company of the Shelf Registration Statement pursuant to Section 2(b); (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by the Shelf Registration Statement for sale in any jurisdiction; and (v) the existence of any event, fact or circumstance that results in the Shelf Registration Statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

(b) The Company agrees to use best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any state qualification as promptly as practicable.

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(c)       The Company agrees to promptly prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Shelf Registration Statement, in each case until the Shelf Registration Expiration Date.

(d) Each Holder agrees that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 3(a) (ii), (iii),
(iv) or (v) to discontinue immediately its disposition of Registrable Shares pursuant to the Shelf Registration Statement until such Holder's receipt of written notice from the Company (which notice the Company agrees to give promptly) that such disposition may be made and, if applicable, copies of the supplemented or amended prospectus. At the written request of the Company, each Holder will deliver to the Company all copies, other than permanent file copies, in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(e) The Company shall provide to each Holder of Registrable Shares, at no cost to the Holders, such number of copies of the Shelf Registration Statement and any amendment thereto, the prospectus included therein and any post-effective amendment or supplement thereto, and such other documents as such Holder may reasonably request in order to facilitate its disposition of the Registrable Shares covered by the Shelf Registration Statement. The Company consents, subject to the provisions of Section 3(d), to the use of each such prospectus or supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by the Shelf Registration Statement or any amendment thereto.

(f) The Company shall file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the Nasdaq National Market (or, if the common stock of the Company is no longer listed thereon, with such other securities exchange or market on which the common stock of the Company is then listed) so as to enable the Holders to the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

(g) The Company agrees to use reasonable efforts to cause the Registrable Shares covered by the Shelf Registration Statement to be registered with or approved by such state securities authorities as any Holder may reasonably request, PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to which the Company would be required to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where each would not otherwise be required to so qualify

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

but for this Section 3(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so, subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise so subject.

(h) Subject to the Company's Suspension Right, upon the existence of any event, fact or circumstance requiring an amendment to the Shelf Registration Statement or supplement to a prospectus relating to Registrable Shares the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the Shelf Registration Statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(i) Subject to the Company's Suspension Right, the Company agrees to use reasonable efforts to obtain the listing of all Registrable Shares (and any shares of Common Stock issued to a Holder which have ceased to be Registrable Shares in accordance with the definition thereof) that are covered by the Shelf Registration Statement on each securities exchange on which securities of the same class are then listed.

(j) The Company agrees to use reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to the Shelf Registration Statement.

(k) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to the Shelf Registration Statement and not bearing any Securities Act legend, and to enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

          Section 4. EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2 and 3 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holders selling such Registrable Shares. Each Holder shall pay the expenses of its counsel.

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Section 5.  INDEMNIFICATION.

(a) The Company will indemnify each Holder, each Holder's officers and directors, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein

(b) Each Holder will indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein. In no event will a Holder be required to indemnify for an amount in excess of the net proceeds from the Registrable Shares sold by such Holder pursuant to the Shelf Registration Statement.

(c) Each party entitled to indemnification under this Section 5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party otherwise than pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnified Party), and payment of expenses. The Indemnified Party

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shall have the right to employ its own counsel in any such case, but the reasonable legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph. In no event will a Holder be required to contribute an amount in excess of the net proceeds from the Registrable Shares sold by such Holder pursuant to the Shelf Registration Statement.

(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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Section 6.   INFORMATION TO BE FURNISHED BY HOLDERS.  Each Holder shall furnish promptly to the Company such information as the Company may reasonably request and as shall be required in connection with the Shelf Registration Statement and related proceedings referred to in Sections 2 and 3 hereof. If any Holder fails to provide the Company with such information within 10 days of receipt of the Company's request, the Company's obligations under Section 2 or Section 3 hereof with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

Section 7. ADDITIONAL SHARES. The Company, at its option, may register under the Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

Section 8.  RULE 144 SALES.

(a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

(b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

Section 9.   MISCELLANEOUS.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND CONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE

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FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT
IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

(c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

(d) NOTICES ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to Stockholder, at 2120 Colorado Avenue, Santa Monica, CA 90202, Attn: Legal Department, fax 310-586-4285, or at such other address or fax number as the Stockholder shall have furnished to the Company in writing, (b) if to any successor or assignee of the Stockholder, at such address or fax number as such successor or assignee shall have furnished the Company in writing, or
(c) if to the Company, at 3100 Ocean Park Blvd., Suite 300, Santa Monica, California 90405, Attn: Peter M. Juzwiak, fax: 310 664 8562, or at such other address or fax number as the Company shall have furnished to the Limited Partner. Any notice or other communication required to be given hereunder to a Holder may instead be given to the designated representative of such Holder.

(e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (PROVIDED that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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(f)       SEVERABILITY.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Agreement as set forth in the text.

(h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to benefit of the parties hereto and their respective successors and assigns.

(i) REMEDIES. The Company and each Holder acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

(j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



eToys Inc.,
a Delaware corporation



By:
   -------------------------
     Name:
     Title:



eParties, Inc.,
a Delaware corporation



By:
   -------------------------
     Name:
     Title:


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